Exhibit 10.2

***Text Omitted and Filed Separately with the Securities and Exchange Commission.

Confidential Treatment Requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406

AMENDMENT NUMBER 1

TO THE LICENSE AND DISTRIBUTION AGREEMENT

between GW PHARMA LIMITED (“GW”) having its registered office at Porton Down Science Park, Salisbury, Wiltshire SP4 0JQ and BAYER HEALTHCARE AG, Division Pharma, having its registered office at Bayerwerk, 51368 Leverkusen, Germany (“Bayer”)

WHEREAS, Bayer AG and GW executed a License and Distribution Agreement as of the 20th day of May 2003;

WHEREAS, Bayer AG transferred its entire healthcare business including all contractual rights and obligations to its 100% subsidiary Bayer HealthCare AG with effect of October 1, 2003, as permitted in accordance with Clause 22.2 of the License and Distribution Agreement;

WHEREAS, Bayer and GW wish to extend the period of the Territory Option Procedure for the EEA, Canada, Australia and New Zealand until December 31, 2003;

WHEREAS, Bayer decided to exercise its option under Clause 3.1 of the License and Distribution Agreement for Canada.

NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1.             Clause 3.1, second and third sentence, shall be rephrased as follows:

At any time between the Effective Date and 31 December 2003 Bayer may opt to add to the Territory certain further countries (from other countries in the EEA, Canada, Australia and New Zealand) and on the agreed respective Launch Conditions to be set out in Part B of Appendix 3 to this Agreement and otherwise subject to the terms of this Agreement, including without limitation Clause 3.2 below.  Failure to agree any respective Launch Conditions by 31 December 2003 will result in GW being free to enter into a binding agreement with one or more Third Parties with respect to such countries unless the Parties shall have mutually agreed in writing to an extension to finalise such terms.

2.             Bayer hereby exercises its option under Clause 3.1 of the License and Distribution Agreement and adds Canada to the Territory as of the date of this Amendment.

3.             Appendix 3, Part A and B, for Canada is completed in the form attached to this Amendment.

4.             This Amendment shall be executed in two counterparts, but shall not be effective until each party has executed at least one counterpart.  Each counterpart shall constitute an original of this Amendment, but all counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the Parties, through their authorised officers, have executed this Agreement as of the date first written above.

Signed for and on behalf of	Signed for and on behalf of
BAYER HEALTHCARE AG	GW PHARMA LIMITED

Leverkusen, 4th November 2003	Salisbury, 4th November 2003

/s/ Dietrich Brocks	/s/ Justin Gover
Dr. Dietrich Brocks Head of International Cooperations and Licensing Europe	Justin Gover Managing Director

/s/ Alexander Bey	/s/ David Kirk
Dr. Alexander Bey Law and Patents	David Kirk Finance Director

APPENDIX 3 for Canada

LAUNCH CONDITIONS, MILESTONE EVENTS and PAYMENTS

PART A

The following payments are payable under the provisions of Clause 4 in relation to Canada:

1.             Upon the fulfillment of the Launch Conditions for Product for the indication of relief of one primary symptom in patients with MS.
£1.8 million

2.             Upon the fulfillment of the Launch Conditions for Product for the broader indication of relief of more than one primary symptom in patients with MS.
£1.2 million

For the avoidance of doubt, if an indication of relief of more than one primary symptom in patients with MS is obtained at one time, then both the payments in 1 and 2 above are payable.

3.             Upon the fulfillment of the Launch Conditions for Product in an indication of relief of a    ***   .
£   ***

4.             the fulfillment of the Launch Conditions for Product in the broader indication of    ***   .
£   ***

For the avoidance of doubt, if an indication of relief of neuropathic pain is obtained at one time, then both the payments in 3 and 4 above are payable.

5.             Upon the fulfillment of the Launch Conditions for Product in the indication of the relief of cancer pain.
£0.75 million

6.             GW may at its sole discretion elect to receive a further milestone payment of £   ***    in the event that BAYER’s Net Sales in Canada in Commercial Year 2 exceed ***% of the Net Sales forecast as specified in Appendix 1, Part B of the Supply Agreement as amended by Amendment Number 1.  In the event that GW elects to receive this milestone payment, the Supply Price in respect of incrementel Net Sales above    ***    percent (***%) of the Net Sales forecast shall be reduced to    ***    percent (***%) of the Net Selling Price.  Such reduction in the Supply Price shall be effective retroactively for Commercial Year 2 and for subsequent Commercial Years.

TOTAL FOR Canada                         £   ***

PART B

Launch Conditions for Canada:

Approval by the Medicinal Products Regulatory Authority in Canada

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.